                                                             EXHIBIT 99.(c)(iv)

Project Auto




October 14, 2000










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

PROJECT AUTO




The information contained in this presentation was obtained solely from SATURN management and from public sources. Deutsche Banc Alex. Brown has used and relied upon such information in the preparation of this presentation and does not assume responsibility for independent verification of any such information, and makes no representation or warranty with respect to the accuracy or completeness of such information.

This presentation has been prepared for use by the Special Committee of the Board of Directors of SATURN only.

This presentation is prepared as of October 14, 2000 and reflects information made available to us prior to such date. It does not include information regarding all of the assessments made by Deutsche Banc Alex. Brown in arriving at its conclusions.





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

CONTENTS



Section
-------
   1             Review of the process

   2             Overview of the transaction

   3             Overview of SATURN

   4             Valuation based on selected public companies

   5             Valuation based on selected M&A transactions
                   - Selected medical device and equipment transactions
                   - Selected health care leveraged recapitalization
                     transactions

   6             Premiums paid analysis

   7             Discounted cash flow analysis

   8             Appendix





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



SECTION 1

Review of the process






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

REVIEW OF THE PROCESS

                                           POTENTIAL ACQUIRORS - CONTACT INFORMATION
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 INVITED TO     DETAILED
                                            INITIAL MEETING  CONFIDENTIALITY                   PARTICIPATE IN      DUE
                                 INITIAL         WITH           AGREEMENT      INDICATION OF      TARGETED      DILIGENCE   FINAL
                               DISCUSSIONS     MANAGEMENT        SIGNED          INTEREST         PROCESS         REVIEW    OFFER
STRATEGIC BUYERS
-----------------------------
Strategic #1                       -

Strategic #2                       -

Strategic #3                                                                         -

FINANCIAL BUYERS
-----------------------------
Vestar Capital Partners /
Park Avenue Equity Partners        -               -                -                -                -             -         -

Financial #2                       -               -                -                -

Financial #3                       -

Financial #4                       -               -                -                -

Financial #5                       -               -

Financial #6                       -               -                -                -                -             -

TOTAL                              8               5                4                5                2             2         1


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                                                                              2

REVIEW OF THE PROCESS


                                                                    PRICE PER SHARE
FIRST ROUND PROPOSALS                                               INDICATION LEVEL
----------------------------                                        ----------------
Vestar Capital Partners /                                                $10.00
Park Avenue Equity Partners
Financial #6                                                          $8.00 - $10.00
Financial #4                                                          $7.00 - $8.00
Financial #2                                                          $6.50 - $7.00

SECOND ROUND PROPOSALS
----------------------------
Vestar Capital Partners /                                                 $9.50
Park Avenue Equity Partners
Strategic #3(1)                                                      $10.00 - $12.00

THIRD ROUND PROPOSALS
----------------------------
Vestar Capital Partners /                                                $10.00
Park Avenue Equity Partners

--------------------------
(1) Preliminary unsolicited indication of interest.





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                                                                              3

SECTION 2

Overview of the transaction




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

OVERVIEW OF THE TRANSACTION

Consideration:                                  $10.00 per share in cash

Structure:                                      Leveraged recapitalization; tender offer

Accounting treatment:                           Purchase

Tax treatment:                                  Taxable

Break-up fees:                                  $10.0 million (including up to $4.0 million of expense
                                                reimbursement), or 2.8% of the enterprise value, payable
                                                by SATURN under certain circumstances

Key conditions to closing:                      Funding by financing sources
                                                Hart-Scott-Rodino clearance
                                                No material adverse change

Funding source(s):                              Deutsche Bank Securities Inc.
                                                Co-managers to be determined






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                                                                              5

OVERVIEW OF THE TRANSACTION
($ in millions, except per share data)

PURCHASE PRICE PER SHARE                                                  $10.00

   Shares outstanding:

   Shares outstanding(a)                                                    22.4

   In-the-money options outstanding(a)(b)                                    4.2
                                                                         ---------
     Total shares outstanding                                               26.6

TOTAL IMPLIED EQUITY PURCHASE PRICE                                       $265.7

Less: in-the-money option proceeds(a)(b)                                  ($20.6)
                                                                         ---------
NET EQUITY PURCHASE PRICE                                                 $245.1

Plus: total debt(c)                                                       $149.1
Less: total cash(c)(d)                                                    ($34.9)
                                                                         ---------
ENTERPRISE PURCHASE PRICE                                                 $359.3
                                                                         =========

-----------------------
(A) SOURCE: SATURN MANAGEMENT AS OF 10/1/00.
(B) BASED ON PURCHASE PRICE OF $10.00 PER SHARE AND IN-THE-MONEY OPTIONS WITH A WEIGHTED AVERAGE EXERCISE PRICE OF $4.89 PER SHARE.
(C) AS OF 6/30/00.
(D) INCLUDES $15.0 MILLION IN AFTER-TAX PROCEEDS FROM SALE OF PARKER BATH DIVISION.



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                                                                              6

OVERVIEW OF THE TRANSACTION
($ in millions, except per share data)

                                                                                   TRANSACTION
                                                                 SATURN             MULTIPLES
                                                                --------           -----------
ENTERPRISE VALUE MULTIPLES:

   LTM revenues                                                   $628.0                 0.6x

   LTM EBITDA(a)                                                   $50.9                 7.1x

   LTM EBIT(a)                                                     $25.7                14.0x

 EQUITY VALUE MULTIPLES:

   LTM earnings per share(b)                                       $0.30                33.0x

   CY 2000 earnings per share(c)                                   $0.35                28.6x

   CY 2000 earnings per share as adjusted(d)(e)                    $0.36                27.6x

   CY  2001 earnings per share(c)                                  $0.41                24.4x

   CY  2001 earnings per share as adjusted(d)(e)                   $1.12                 9.0x

PREMIUM TO MARKET:

   One day prior (10/12/00)                                        $6.25                60.0%

   One month prior (9/13/00)                                       $5.75                73.9%

------------------------
NOTE: LTM AS OF 6/30/00.  EXCLUDES PARKER BATH DIVISION.
(A) EXCLUDES $4.5 MILLION IN NON-RECURRING RESTRUCTURING CHARGES.
(B) EXCLUDES NON-RECURRING RESTRUCTURING CHARGES OF $4.5 MILLION AND NON-RECURRING CHARGES OF $0.5 MILLION TAXED AT A 40.0% TAX RATE.
(C) WALL STREET ANALYST ESTIMATES.
(D) SATURN MANAGEMENT ESTIMATES. EXCLUDES NON-RECURRING CHARGES TAXED AT A 40.0% TAX RATE.
(E) FY 2001 TAXED AT SATURN MANAGEMENT'S EFFECTIVE TAX RATE.



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                                                                              7

SECTION 3

Overview of SATURN




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

SATURN PRICE AND VOLUME GRAPH
1/1/96 to present

[GRAPHIC OMITTED]





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                                                                              9

SATURN PRICE AND VOLUME GRAPH
1/1/98 to present

[GRAPHIC OMITTED]




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                                                                             10

NEGATIVE EVENTS IN THE HEALTH CARE SERVICES SECTOR
1/1/98 to present

                                   [GRAPHIC OMITTED]








------------------------
(a) Includes Apria Healthcare Group, Columbia HCA Healthcare Corp., Genesis Health Ventures Inc., HEALTHSOUTH Corp., Integrated Health Services Inc., Mariner Post-Acute Network Inc., Mckesson HBOC Inc., Caremark Rx, Inc. (fka MedPartners, Inc.) and Oxford Health Plans, Inc.



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                                                                             11

RELATIVE STOCK PRICE PERFORMANCE
1/1/98 to present

                                      [GRAPHIC OMITTED]


S&P 500 (41.6%)
Selected public companies (-7.3%)
SATURN (-58.7%)


------------------------
Note: Selected public companies include: Arrow, CONMED, Hillenbrand,
      Invacare and Respironics.




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                                                                             12

SATURN VOLUME AT PRICES GRAPH

1/1/99 to present

                             [BAR GRAPH]



                                               Total Volume 21.6 million
                                               Turnover (% of float (a)):







----------------------
(a) Source: Bloomberg as of 10/13/00

(b) Refers to specified price or any decimal value of that price.


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                                                                             13

FY 2000E REVENUE ANALYSIS


                                    [PIE CHART]




FY 2000E revenues = $633.6

Home health group - North America   41%

Home health group - Europe          26%

Respiratory                         18%

DynaVox                              3%

Continuing care group                6%

Corona                               6%



-----------------
Source:  SATURN management. Excludes Parker Bath
         division and intercompany adjustments.




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                                                                             14

DIVISIONAL PERFORMANCE ANALYSIS
($ in millions)

                                                        Fiscal year ended June 30, 2000
                                                        -------------------------------
                                               Revenue                                EBIT
                                         ---------------------            ----------------------------
Division                                Revenue       % of Total      EBIT(a)       % of Total      Margin
--------                                -------       ----------      -------       ----------      ------
HHG
 U.S. Homecare                          $316.9         50.0%          $28.5          56.3%            9.0%
 Canada                                   17.8          2.8%            1.5           0.2%            8.3%
 Australia                                 5.3          0.8%            0.6           0.1%           10.6%
                                        ------        ------         -------         -----           -----
DIVISION TOTAL                          $340.0         53.7%          $30.5          60.3%            9.0%

CONTINUING CARE - U.S.                  $ 38.4          6.1%         ($ 2.9)         -5.7%             NM

DYNAVOX                                 $ 20.0          3.1%          $ 3.9           7.6%           19.4%

NORTHERN EUROPE
 Sunmed Ltd.                            $ 84.7         13.4%          $ 8.2          16.3%            9.7%
 Spain                                    17.7          2.8%            5.0           9.9%           28.3%
 Norsk Rehab                              21.6          3.4%            1.2           2.3%            5.4%
 Sweden                                    5.2          0.8%           (0.6)         -1.2%             NM
 Benelux                                  22.1          3.5%            0.8           1.7%            3.8%
 BV Distribution                           0.0          0.0%           (0.0)         -0.1%             NM
                                        ------        ------         -------         -----           -----
DIVISION TOTAL                          $151.4         23.9%          $14.6          28.9%            9.7%

FRANCE                                  $ 36.4          5.7%         ($ 1.8)         -3.5%             NM

CENTRAL EUROPE
 Germany                                $ 38.4          6.1%          $ 6.1          12.0%           15.8%
 Italy                                     5.7          0.9%            0.2           0.3%            3.0%
 Switzerland                               3.4          0.5%           (0.0)          0.0%             NM
                                        ------        ------         -------        ------           -----
DIVISION TOTAL                          $ 47.4          7.5%          $ 6.2          12.3%           13.1%
                                        ------        ------         -------        ------           -----
TOTAL DIVISIONAL                        $633.6        100.0%          $50.6         100.0%            8.0%
                                        ======        ======         =======        ======           =====

----------------------
SOURCE: SATURN MANAGEMENT. EXCLUDES PARKER BATH DIVISION AND INTERCOMPANY ADJUSTMENTS.
(a) BEFORE CORPORATE OVERHEAD ALLOCATION.

SEVERAL OF SATURN'S DIVISIONS HAVE HISTORICALLY UNDERPERFORMED




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                                                                             15

SUMMARY OF SATURN'S QUARTERLY EARNINGS PER SHARE

                              Wall Street                                          Actual
Quarter                          mean                                           above/(below)
 ended                         estimate                     Actual                estimate
------------          -------------------------     -----------------          ---------------
Jun-00                           $0.08                      $0.08                    --

Mar-00                           $0.11                      $0.01                  ($0.10)

Dec-99                           $0.08                      $0.05                  ($0.03)
Sep-99                           $0.05                      $0.07                   $0.02
Jun-99                          ($0.02)                     $0.04                   $0.06
Mar-99                           $0.11                      $0.08                  ($0.03)

Dec-98                           $0.17                      $0.08                  ($0.09)

Sep-98                           $0.14                      $0.16                   $0.02

Jun-98                          ($0.13)                    ($0.05)                  $0.08
Mar-98                           $0.00                      $0.00                    --

-----------------------------------
SOURCE: FIRST CALL



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                                                                             16

EPS ESTIMATE REVISION ANALYSIS


                                            EPS estimates(1)
                                         --------------------
 Date of
estimates                                FY 1999      FY 2000
---------                                -------      -------
 7/1/97                                  $1.15           --

8/21/97                                  $1.25           --

1/22/98                                  $1.00           --

 7/7/98                                  $0.85        $1.10

1/21/99                                  $0.62        $0.90

3/25/99                                  $0.49        $0.75

---------------------
(1) SOURCE: WALL STREET RESEARCH.



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                                                                             17

MANAGEMENT MODEL ASSUMPTIONS


- Pro forma to exclude both historical and projected Parker Bath division results
         - $16.5 million in FY 2000 revenues
         - $1.4 million in FY 2000 EBIT

-        Revenue assumptions:
         - historical 3-year CAGR is (0.9%)
         - management model projected 6-year CAGR is 5.0%

-        EBITDA margin (excluding restructuring charges) assumptions:
         - LTM EBITDA margin is 8.1%
         - management model 2005 projected EBITDA margin is 17.4%

- 85% - 90% of historical and projected capital expenditures consist of maintenance expenses



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                                                                             18

SUMMARY SATURN HISTORICAL AND PROJECTED INCOME STATEMENTS
($ in millions, except per share data)


                                                                   Fiscal year ended June 30,
                                             --------------------------------------------------------------------------
                                             1998A(1)    1999A(2)    2000A    2001E    2002E    2003E    2004E    2005E
                                             --------    --------    -----    -----    -----    -----    -----    -----
TOTAL REVENUE..............................   $639.3      $641.9    $628.0    $641.7   $668.0  $710.3   $754.8   $803.1
  Cost of sales............................    441.3       450.1     438.1     443.8    453.0   479.8    509.5    542.1
                                             --------    --------   ------    ------   ------  ------   ------   ------
GROSS PROFIT...............................    198.1       191.8     189.9     197.9    215.0   230.5    245.3    261.1
  Division operating expenses..............    135.1       119.9     110.5     107.4     97.2    90.4     91.4     96.5
  Corporate SG&A...........................      0.0         0.0       9.6       8.6      8.2     8.7      9.3      9.9
  Research & development...................     17.9        21.1      18.9      18.5     13.7    13.1     13.9     14.8
  Restructuring charges....................      0.0         0.0       4.5      26.5      7.9     0.0      0.0      0.0
  Other expense (income)...................     (5.6)        2.3       0.0       0.0      0.0     0.0      0.0      0.0
                                             --------    --------   ------    ------   ------  ------   ------   ------
EBITDA.....................................     50.6        48.5      46.4      36.9     87.9   118.3    130.7    140.0
  Depreciation.............................     15.2        15.8      15.8      15.7     18.4    19.6     19.4     19.7
  Amortization.............................      8.4         8.6       9.4       8.1      8.1     8.1      8.1      8.1
                                             --------    --------   ------    ------   ------  ------   ------   ------
EBIT.......................................     27.0        24.1      21.2      13.1     61.4    90.5    103.2    112.1
  Interest expense.........................     15.2        16.5      16.1      13.3     12.9     9.4      7.6      5.2
  Interest income/other income.............     (4.5)       (5.1)     (3.4)     (3.0)    (2.9)   (3.4)    (5.3)    (6.6)
                                             --------    --------   ------    ------   ------  ------   ------   ------
PRE-TAX INCOME.............................     16.3        12.8       8.4       2.7     51.4    84.4    100.8    113.5
  Income taxes.............................      6.2         5.6       4.3       3.2     22.7    35.9     42.5     47.5
                                             --------    --------   ------    ------   ------  ------   ------   ------
Net income.................................   $ 10.1      $  7.2    $  4.1    ($ 0.5)  $ 28.7  $ 48.5   $ 58.4   $ 66.0
                                             ========    ========   ======    ======   ======  ======   ======   ======
Fully diluted wtd. avg shares outstanding.      22.0        22.3      22.5      23.1     24.7    25.6     25.7     25.8
EPS........................................   $ 0.46      $ 0.32    $ 0.18    ($0.02)  $ 1.16  $ 1.89   $ 2.27   $ 2.55
ADJUSTED EPS(3)............................   $ 0.46      $ 0.32    $ 0.30     $0.67   $ 1.35  $ 1.89   $ 2.27   $ 2.55
-----------------------------------------------------------------------------------------------------------------------
GROWTH RATES:
  Total revenue............................        --        0.4%    -2.2%       2.2%     4.1%    6.3%     6.3%     6.4%
  EBITDA...................................        --       -4.2%    -4.4%     -20.4%   138.3%   34.5%    10.5%     7.1%
  EPS......................................        --      -29.6%   -43.4%        NM       NM    62.9%    19.8%    12.6%
  Adjusted EPS(3)..........................        --      -29.6%    -6.3%     120.3%   103.0%   39.8%    19.8%    12.6%


MARGINS (% OF REVENUES):
  Gross profit.............................     31.0%       29.9%    30.2%      30.8%    32.2%   32.5%    32.5%    32.5%
  EBITDA...................................      7.9%        7.6%     7.4%       5.8%    13.2%   16.7%    17.3%    17.4%
  EPS......................................      4.2%        3.8%     3.4%       2.0%     9.2%   12.7%    13.7%    14.0%
  Net Income...............................      1.6%        1.1%     0.7%      -0.1%     4.3%    6.8%     7.7%     8.2%

-------------------------------------

SOURCE: SATURN MANAGEMENT. EXCLUDES PARKER BATH DIVISION AND ASSUMES TRANSACTION OCCURRED 1/1/97.

(1) EXCLUDES NON-RECURRING CHARGES. FULLY TAXED PRE-TAX AT A 40.0% TAX RATE DUE TO PRE-TAX LOSS BEFORE EXCLUSION OF NON-RECURRING CHARGES.

(2) EXCLUDES NON-RECURRING CHARGES TAXED AT A 40.0% TAX RATE.

(3) ADJUSTED EPS EXCLUDES NON-RECURRING RESTRUCTURING CHARGES OF $4.5 MILLION IN FY 2000, $26.5 MILLION IN FY 2001 AND $7.9 MILLION IN FY 2002 TAXED AT A 40.0% TAX RATE.

      PROJECTED 6-YEAR REVENUE CAGR OF 5.0% VS. A HISTORICAL 3-YEAR REVENUE CAGR OF (0.9%)

      PROJECTED 2005 EBITDA MARGIN OF 17.4% VS. A LTM EBITDA MARGIN (EXCLUDING RESTRUCTURING CHARGES) OF 8.1%

      PROFITABILITY TARGETS PREDICATED ON SUCCESSFUL RESTRUCTURING PROGRAM AND IMPLEMENTATION OF A GLOBAL IT SYSTEM


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                                                                             19

SECTION 4


VALUATION BASED ON SELECTED PUBLIC COMPANIES






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

                                   VALUATION BASED ON SELECTED PUBLIC COMPANIES


                                   [BAR GRAPH]


NOTE: EXCLUDES PARKER BATH DIVISION.  SELECTED PUBLIC COMPANIES INCLUDE:
ARROW, CONMED, HILLENBRAND, INVACARE AND RESPIRONICS.
(a) LTM AS OF 6/30/00. EXCLUDES NON-RECURRING CHARGES.
(b) WALL STREET ANALYST ESTIMATES.
(c) SATURN MANAGEMENT ESTIMATES EXCLUDING RESTRUCTURING CHARGES TAXED AT A 40.0% TAX RATE. FY 2001 TAXED AT SATURN MANAGEMENT'S EFFECTIVE TAX RATE.


      MEAN HISTORICAL 3-YEAR REVENUE CAGR FOR SELECTED PUBLIC COMPANIES OF 19.9% VS. SATURN'S HISTORICAL 3-YEAR REVENUE CAGR OF (0.9%)


      MEAN LTM EBITDA MARGIN FOR SELECTED PUBLIC COMPANIES OF 21.2% VS. SATURN'S LTM EBITDA MARGIN OF 8.1%

      MEAN HISTORICAL 3-YEAR NET INCOME CAGR FOR SELECTED PUBLIC COMPANIES OF 11.1% VS. SATURN'S HISTORICAL 3-YEAR NET INCOME CAGR OF (36.2%)





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                                                                             21

VALUATION BASED ON SELECTED PUBLIC COMPANIES
 ($ in millions, except per share data)

                                                                                 IMPLIED PRICE PER SHARE BASED ON MULTIPLES
                                                       SATURN                       OF SELECTED MEDICAL DEVICE COMPANIES
                                                                                 ------------------------------------------
                                                      STATISTICS                       MEAN              RANGE
                                                      ----------                     -------            -------
 Valuation based on latest twelve months statistics (a) (b)
-----------------------------------------------------------
        LTM revenues                                    $628.0                     NM                   NM -  NM
        LTM EBITDA                                      $ 50.9                     $13.53            $8.14 - $15.48
        LTM EBIT                                        $ 25.7                     $ 8.63            $4.12 - $11.11
        LTM net income                                  $  6.8                     $ 5.21            $2.57 - $ 6.51

 Valuation based on projected statistics
----------------------------------------
        Cal. 2000 net income (c)                        $  7.9                     $ 5.65            $3.84 - $ 6.95
        Cal. 2000 net income as adjusted (d)            $  8.2                     $ 5.87            $3.99 - $ 7.22
        Cal. 2001 net income (c)                        $  9.6                     $ 5.98            $3.95 - $ 6.94
        Cal. 2001 net income as adjusted (d)            $ 27.1                     $15.00            $10.41- $17.16


---------------------------------------
NOTE: EXCLUDES PARKER BATH DIVISION.

(a) IMPLIED VALUATION BASED ON REVENUES, EBITDA AND EBIT IS ADJUSTED BY ADDING CASH OF $34.9 MILLION AND SUBTRACTING DEBT OF $149.1 MILLION.

(b) LTM AS OF 6/30/00. EXCLUDES NON-RECURRING CHARGES.

(c) WALL STREET ANALYST ESTIMATES.

(d) SATURN MANAGEMENT ESTIMATES EXCLUDING RESTRUCTURING CHARGES TAXED AT A 40.0% TAX RATE. FY 2001 TAXED AT SATURN MANAGEMENT'S EFFECTIVE TAX RATE.




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                                                                             22

VALUATION BASED ON SELECTED PUBLIC COMPANIES
 ($ in millions)

                                                                    SATURN                       Selected medical device
                                                                  ----------
                                                                       Transaction                  company multiples
                                                                                               -----------------------------
                                                         Statistics    multiples (a)             Mean           Range
                                                         ----------    -------------           -------       ---------------
Valuation based on latest twelve months statistics (b) (c)
----------------------------------------------------------

       LTM revenues                                       $628.0           0.6 x                 NM             NM - NM
       LTM EBITDA                                         $ 50.9           7.1 x                 8.9 x       5.9 x -  9.9 x
       LTM EBIT                                           $ 25.7          14.0 x                12.2 x       8.0 x - 14.9 x
       LTM net income                                     $  6.8          36.0 x                17.1 x       8.5 x - 21.4 x

 Valuation based on projected statistics
 ---------------------------------------

       Cal. 2000 net income (d)                           $  7.9          31.1 x                16.0 x      10.9 x - 19.7 x
       Cal. 2000 net income as adjusted (e)               $  8.2          29.9 x                16.0 x      10.9 x - 19.7 x
       Cal. 2001 net income (d)                           $  9.6          25.6 x                14.0 x       9.2 x - 16.2 x
       Cal. 2001 net income as adjusted (e)               $ 27.1           9.0 x                14.0 x       9.2 x - 16.2 x

----------------------------------
NOTE: EXCLUDES PARKER BATH DIVISION.
 (a) ASSUMES A PURCHASE PRICE OF $10.00 PER SHARE.
 (b) IMPLIED VALUATION BASED ON REVENUES, EBITDA AND EBIT IS ADJUSTED BY ADDING CASH OF $34.9 MILLION AND SUBTRACTING DEBT OF $149.1 MILLION.
 (c) LTM AS OF 6/30/00. EXCLUDES NON-RECURRING CHARGES.
 (d) WALL STREET ANALYST ESTIMATES.
 (e) SATURN MANAGEMENT ESTIMATES EXCLUDING RESTRUCTURING CHARGES TAXED AT A 40.0% TAX RATE. FY 2001 TAXED AT SATURN MANAGEMENT'S EFFECTIVE TAX RATE.


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                                                                             23

SECTION 5


VALUATION BASED ON SELECTED M&A TRANSACTIONS







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

SELECTED MEDICAL DEVICE AND EQUIPMENT TRANSACTIONS







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

     VALUATION BASED ON SELECTED MEDICAL DEVICE AND EQUIPMENT TRANSACTIONS


  MEAN HISTORICAL 3-YEAR
        REVENUE CAGR FOR
 SELECTED MEDICAL DEVICE
           AND EQUIPMENT
TRANSACTIONS OF 6.7% VS.
  SATURN'S HISTORICAL 3-
    YEAR REVENUE CAGR OF
                  (0.9%)
                                                     Implied price per share

       MEAN LTM EBITDA
   MARGIN FOR SELECTED                               [BAR GRAPH]
    MEDICAL DEVICE AND
EQUIPMENT TRANSACTIONS
 OF 16.4% VS. SATURN'S
  LTM EBITDA MARGIN OF
                  8.1%


 MEAN HISTORICAL 3-YEAR
    NET INCOME CAGR FOR
SELECTED MEDICAL DEVICE
          AND EQUIPMENT
  TRANSACTIONS OF 23.5%
VS. SATURN'S HISTORICAL
 3-YEAR NET INCOME CAGR
             OF (36.2%)



-----------------
Note: Excludes Parker Bath division. See Appendix for selected medical device and equipment transactions.
  (a) LTM as of 6/30/00. Excludes non-recurring charges.
  (b) Wall Street analyst FY 2001 estimate.
  (c) FY 2001 SATURN management estimates excluding restructuring charges taxed at a 40.0% tax rate.


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                                                                             26

VALUATION BASED ON SELECTED MEDICAL DEVICE AND
EQUIPMENT TRANSACTIONS
($ in millions, except per share data)

                                                                            IMPLIED PRICE PER SHARE
                                                                            BASED ON SELECTED TRANSACTIONS
                                                                            ------------------------------
                                                             SATURN
                                                           STATISTICS        MEAN                    RANGE
                                                           ----------       ------             -----------------
Valuation based on latest twelve months (a) (b)
-----------------------------------------------
     LTM revenues                                          $628.0               NM                 NM  -  NM
     LTM EBITDA                                             $50.9           $18.13             $14.49  -  $22.12
     LTM EBIT                                               $25.7           $10.89              $3.98  -  $16.99
     LTM net income                                          $6.8            $7.27              $3.46  -  $11.23


Valuation based on projected statistics
---------------------------------------
     Forward net income (c)                                  $9.2            $8.06              $6.95  -   $9.95
     Forward net income as adjusted (d)                     $15.4           $12.51             $10.81  -  $15.69


---------------------------
Note: Excludes Parker Bath division.
(a) Implied valuation based on revenues, EBITDA and EBIT is adjusted by adding cash of $34.9 million and subtracting debt of $149.1 million.
(b) LTM as of 6/30/00. Excludes non-recurring charges.
(c) Wall Street analyst FY 2001 estimate.
(d) FY 2001 SATURN management estimates excluding restructuring charges taxed at a 40.0% tax rate.

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                                                                             27

VALUATION BASED ON SELECTED MEDICAL DEVICE AND
EQUIPMENT TRANSACTIONS
($ in millions)

                                                                                            SELECTED MEDICAL DEVICE AND EQUIPMENT
                                                                 SATURN                           MERGERS AND ACQUISITIONS
                                                    ----------------------------------      -------------------------------------
                                                                         TRANSACTION
                                                     STATISTICS         MULTIPLES (A)            MEAN                 RANGE
                                                     ----------         -------------         ----------         ---------------
Valuation based on latest twelve months (b) (c)
-----------------------------------------------
     LTM revenues                                      $628.0               0.6 x               NM                 NM   -   NM
     LTM EBITDA                                         $50.9               7.1 x             11.4 x              9.4 x - 13.6 x
     LTM EBIT                                           $25.7              14.0 x             14.7 x              7.9 x - 21.4 x
     LTM net income                                      $6.8              36.0 x             23.9 x             11.4 x - 40.1 x

Valuation based on projected statistics
---------------------------------------
     Forward net income (d)                              $9.2              26.7 x             20.0 x             16.9 x - 25.8 x
     Forward net income as adjusted (e)                 $15.4              15.9 x             20.0 x             16.9 x - 25.8 x


---------------------------
Note: Excludes Parker Bath division.
(a) Assumes a purchase price of $10.00 per share.
(b) Implied valuation based on revenues, EBITDA and EBIT is adjusted by adding cash of $34.9 million and subtracting debt of $149.1 million.
(c) LTM as of 6/30/00. Excludes non-recurring charges.
(d) Wall Street analyst FY 2001 estimate.
(e) FY 2001 SATURN management estimates excluding restructuring charges taxed at a 40.0% tax rate.

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                                                                             28

SELECTED HEALTH CARE LEVERAGED RECAPITALIZATION TRANSACTIONS







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

VALUATION BASED ON SELECTED HEALTH CARE LEVERAGED
RECAPITALIZATION TRANSACTIONS

 MEAN HISTORICAL 3-YEAR
       REVENUE CAGR FOR
   SELECTED HEALTH CARE
              LEVERAGED
       RECAPITALIZATION
  TRANSACTIONS OF 21.9%
VS. SATURN'S HISTORICAL
    3-YEAR MEAN CAGR OF
                 (0.9%)

                                                     IMPLIED PRICE PER SHARE
      MEAN LTM EBITDA
  MARGIN FOR SELECTED
HEALTH CARE LEVERAGED
     RECAPITALIZATION                       [BAR GRAPH]
TRANSACTIONS OF 20.3%
     VS. SATURN'S LTM
EBITDA MARGIN OF 8.1%


 MEAN HISTORICAL 3-YEAR
    NET INCOME CAGR FOR
   SELECTED HEALTH CARE
              LEVERAGED
       RECAPITALIZATION
  TRANSACTIONS OF 16.1%
VS. SATURN'S HISTORICAL
 3-YEAR NET INCOME CAGR
             OF (36.2%)

-----------------
Note: Excludes Parker Bath division. See Appendix for selected health care leveraged recapitalization transactions.
  (a) LTM as of 6/30/00. Excludes non-recurring charges.
  (b) Wall Street analyst FY 2001 estimate.
  (c) FY 2001 SATURN management estimates excluding non-recurring charges taxed at a 40.0% tax rate.



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                                                                             30

VALUATION BASED ON SELECTED HEALTH CARE LEVERAGED RECAPITALIZATION TRANSACTIONS ($ in millions, except per share data)

                                                                                IMPLIED PRICE PER SHARE
                                                                             BASED ON SELECTED TRANSACTIONS
                                                                            --------------------------------
                                                             SATURN
                                                           STATISTICS        MEAN                 RANGE
                                                           ----------       ------          ----------------
Valuation based on latest twelve months (a) (b)
-----------------------------------------------
LTM revenues                                               $628.0           NM              NM     -  NM
LTM EBITDA                                                  $50.9           $11.95          $7.59  -  $17.04
LTM EBIT                                                    $25.7            $7.06          $2.58  -  $10.07
LTM net income                                               $6.8            $5.14          $2.98  -   $6.96


Valuation based on projected statistics
---------------------------------------
Forward net income (c)                                       $9.2           $5.51           $3.82  -   $7.36
Forward net income as adjusted (d)                          $15.4           $8.88           $6.42  -  $11.36


---------------------------
Note: Excludes Parker Bath division.
(a) Implied valuation based on revenues, EBITDA and EBIT is adjusted by adding cash of $34.9 million and subtracting debt of $149.1 million.
(b) LTM as of 6/30/00. Excludes non-recurring charges.
(c) Wall Street analyst FY 2001 estimate.
(d) FY 2001 SATURN management estimates excluding restructuring charges taxed at a 40.0% tax rate.

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                                                                             31

VALUATION BASED ON SELECTED HEALTH CARE LEVERAGED
RECAPITALIZATION TRANSACTIONS
($ in millions)

                                                                                                SELECTED HEALTH CARE LEVERAGED
                                                                     SATURN                            RECAPITALIZATIONS
                                                           ------------------------------       ------------------------------
                                                                             TRANSACTION
                                                           STATISTICS       MULTIPLES (A)         MEAN             RANGE
                                                           ----------       -------------       -------      -----------------
Valuation based on latest twelve months (b) (c)
-----------------------------------------------
        LTM revenues                                        $628.0            0.6  x              NM          NM    -  NM
        LTM EBITDA                                           $50.9            7.1  x             8.0  x      5.6 x  -  10.8 x
        LTM EBIT                                             $25.7           14.0  x            10.6  x      6.7 x  -  13.8 x
        LTM net income                                        $6.8           36.0  x            16.9  x      9.8 x  -  22.9 x

Valuation based on projected statistics
---------------------------------------
        Forward net income (d)                                $9.2            26.7 x            13.4 x      9.3 x  -  17.9 x
        Forward net income as adjusted (e)                   $15.4            15.9 x            13.4 x      9.3 x  -  17.9 x


---------------------------
Note: Excludes Parker Bath division.
(a) Assumes a purchase price of $10.00 per share.
(b) Implied valuation based on revenues, EBITDA and EBIT is adjusted by adding cash of $34.9 million and subtracting debt of $149.1 million.
(c) LTM as of 6/30/00. Excludes non-recurring charges.
(d) Wall Street analyst FY 2001 estimate.
(e) FY 2001 SATURN management estimates excluding restructuring charges taxed at a 40.0% tax rate.

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                                                                             32

SECTION 6

PREMIUMS PAID ANALYSIS







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

VALUATION BASED ON PREMIUMS PAID
Implied price per share

                                              [BAR GRAPH]


------------------
Note:  Implied prices per share based on mean premium.

   (a) Source: Securities Data Company. Includes completed change-of-control transactions with deal enterprise values between $100 million and $500 million from 1/1/98 to present.
   (b) Selected transactions inlcude medical device and equipment company transactions highlighted in the Appendix.
   (c) Selected transactions includes health care leveraged recapitalization transactions highlighted in the Appendix.



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                                                                             34

VALUATION BASED ON PREMIUMS PAID

                                                    PREMIUM                                 IMPLIED PRICE PER SHARE
                              SATURN       ----------------------------------        ----------------------------------
                               PRICE         MEAN                RANGE                  MEAN                RANGE
                              -------      --------        -------------------        --------        -----------------
                                                      SELECTED MERGER AND ACQUISITION TRANSACTIONS (527)
-----------------------------------------------------------------------------------------------------------------------
One day prior (10/12/00)       $6.25         34.9%           0.4%  -  132.4%           $8.43           $6.28  -  $14.53

One month prior (9/13/00)      $5.75         50.8%           0.5%  -  253.8%           $8.67           $5.78  -  $20.35
-----------------------------------------------------------------------------------------------------------------------

                                                 SELECTED HEALTH CARE MERGER AND ACQUISITION TRANSACTIONS (54)

-----------------------------------------------------------------------------------------------------------------------
One day prior (10/12/00)       $6.25         30.5%           2.2%  -  101.7%           $8.16           $6.39  -  $12.61

One month prior (9/13/00)      $5.75         51.4%           3.2%  -  118.2%           $8.71           $5.93  -  $12.55
-----------------------------------------------------------------------------------------------------------------------

                                             SELECTED HEALTH CARE MEDICAL DEVICE AND EQUIPMENT TRANSACTIONS (10)

-----------------------------------------------------------------------------------------------------------------------
One day prior (10/12/00)       $6.25         23.2%          (9.0%)  -  42.3%           $7.70           $5.69  -  $8.89

One month prior (9/13/00)      $5.75         46.7%          (8.0%)  -  89.5%           $8.43           $5.29  -  $10.90
-----------------------------------------------------------------------------------------------------------------------

                                                SELECTED HEALTH CARE LEVERAGED RECAPITALIZATION TRANSACTIONS (6)

-----------------------------------------------------------------------------------------------------------------------
One day prior (10/12/00)       $6.25         44.0%           8.8%     - 129.2%           $9.00         $6.80  -  $14.32

One month prior (9/13/00)      $5.75         53.4%          17.5%     - 140.4%           $8.82         $6.75  -  $13.82
-----------------------------------------------------------------------------------------------------------------------


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                                                                             35

SECTION 7



Discounted cash flow analysis










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


SATURN DISCOUNTED CASH FLOW ANALYSIS

Implied price per share

BASED ON SATURN                            [BAR GRAPH]
MANAGEMENT
PROJECTIONS UTILIZING A
WACC BASED ON CURRENT
SATURN CAPITAL
STRUCTURE AND SELECTED
PUBLIC COMPANIES' BETAS


PROJECTED 6-YEAR
REVENUE CAGR OF 5.0%
VS. A HISTORICAL 3-YEAR
REVENUE CAGR OF
(0.9%)


PROJECTED 2005 EBITDA         ------------------
MARGIN OF 17.4% VS. A         Source: SATURN management estimates
LTM EBITDA MARGIN             Note:   Excludes Parker Bath division
(EXCLUDING RESTRUCTURING
CHARGES) OF 8.1%


PROFITABILITY TARGETS
PREDICATED ON
SUCCESSFUL RESTRUCTURING
PROGRAM AND
IMPLEMENTATION OF A
GLOBAL IT SYSTEM


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                                                                             37

SATURN DISCOUNTED CASH FLOW ANALYSIS
($ in millions, except per share data)

                                                          Fiscal year ended June 30,
                                           ------------------------------------------------------
                                            2001E       2002E       2003E      2004E       2005E
                                           -------     -------     -------    -------     -------
Revenue                                     $641.7      $668.0      $710.3     $754.8      $803.1
  Growth rate                                  2.2%        4.1%        6.3%       6.3%        6.4%

EBITDA                                        63.4        95.8       118.3      130.7       140.0
  EBITDA margin                                9.9%       14.3%       16.7%      17.3%       17.4%

Restructuring charges                         26.5         7.9          --         --          --

Adjusted EBITDA                               36.9        87.9       118.3      130.7       140.0
  Adjusted EBITDA margin                       5.8%       13.2%       16.7%      17.3%       17.4%

Adjusted EBIT                                 13.1        61.4        90.5      103.2       112.1
  EBIT margin                                  2.0%        9.2%       12.7%      13.7%       14.0%

Adjusted EBIT after tax(a)                     7.8        36.8        54.3       61.9        67.3

  plus:  depreciation & amortization          23.8        26.5        27.8       27.5        27.9
  less:  use of non-cash working capital      36.2         2.3        (6.9)       0.8         2.0
  less:  capital expenditures                 23.3        30.6        18.0       18.2        18.3
                                           -------     -------     -------    -------     -------
Unlevered free cash flow                    ($27.9)      $30.5       $71.0      $70.5       $74.8
                                           =======     =======     =======    =======     =======

                     PV cash       PV of terminal value as of 6/30/00           Less:
        Discount    flows as of    multiple of 2005 EBITDA ($140.0 million)     net debt        Implied equity valuation
         rate         6/30/00        6.5x           7.5x            8.5x         6/30/00         6.5x     7.5x     8.5x
        --------    -----------    --------       --------        --------      --------        ------   ------   -----
         12.0%         $137.2        $516.2         $595.6          $675.1       ($114.3)       $539.2   $618.6   $698.0
         14.0%         $127.6        $472.5         $545.2          $617.9       ($114.3)       $485.8   $558.5   $631.2
         16.0%         $118.7        $433.2         $499.8          $566.4       ($114.3)       $437.6   $504.2   $570.9

                                                                                 Discount       Implied equity valuation per share
                                                                                   rate             6.5x       7.5x       8.5x
                                                                                 --------          ------     ------     -----
                                                                                   12.0%           $20.75     $23.59     $26.42
                                                                                   14.0%           $18.84     $21.44     $24.03
                                                                                   16.0%           $17.12     $19.50     $21.88


Based on SATURN management projections utilizing a WACC based on current
SATURN capital structure and selected public companies' betas


Projected 6-year revenue CAGR of 5.0% vs. a historical 3-year revenue CAGR of
(0.9%)

Projected 2005 EBITDA margin of 17.4% vs. a LTM EBITDA margin (excluding restructuring charges) of 8.1%

Profitability targets predicated on successful restructuring program and implementation of a global IT system

------------------------
Source: SATURN management.
Note: Excludes Parker Bath division.
(a) Assumes a 40.0% tax rate.


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                                                                             38

SATURN DISCOUNTED CASH FLOW ANALYSIS
Adjusted model
(Implied price per share)

                                         [BAR GRAPH]


Based on discussions with SATURN management utilizing a WACC based on current SATURN capital structure and selected public companies' betas.

Projected 6-year revenue CAGR of 0.0% vs. a historical 3-year revenue CAGR of (0.9%)

Projected 2005 EBITDA margin of 11.7% vs. a LTM EBITDA margin (excluding restructuring charges) of 8.1%

Profitability targets predicated on moderate success of restructuring program and implementation of a global IT system.


---------------
Source: Based on discussions with SATURN management.
Note:   Excludes Parker Bath division.


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                                                                             39

SATURN DISCOUNTED CASH FLOW ANALYSIS

Adjusted model
($ in millions, except per share data)

                                                      Fiscal year ended June 30,
                                        --------------------------------------------------------
                                          2001E       2002E       2003E      2004E       2005E
                                        ---------   ---------   ---------  ---------   ---------
Revenue                                    $628.0      $628.0      $628.0     $628.0      $628.0
  Growth rate                                 0.0%        0.0%        0.0%       0.0%        0.0%

EBITDA                                       63.4        67.8        70.3       72.2        73.5
  EBITDA margin                              10.1%       10.8%       11.2%      11.5%       11.7%

Restructuring charges                        26.5         7.9          --         --          --

Adjusted EBITDA                              36.9        59.9        70.3       72.2        73.5
  Adjusted EBITDA margin                      5.9%        9.5%       11.2%      11.5%       11.7%

Adjusted EBIT                                13.7        33.9        43.3       45.5        46.2
  EBIT margin                                 2.2%        5.4%        6.9%       7.3%        7.4%

Adjusted EBIT after tax(a)                    8.2        20.3        26.0       27.3        27.7

  plus:  depreciation & amortization         23.2        26.1        27.0       26.7        27.3
  less:  use of non-cash working capital      9.6         0.5         0.1        0.2         0.2
  less:  capital expenditures                24.2        23.2        21.4       18.2        18.3
                                        ---------   ---------   ---------  ---------   ---------
Unlevered free cash flow                    ($2.3)      $22.6       $31.5      $35.6       $36.5
                                        =========   =========   =========  =========   =========

                      PV cash        PV of terminal value as of 6/30/00          Less:
        Discount     flows as of   multiple of 2005 EBITDA ($73.5 million)      net debt         Implied equity valuation
          rate        6/30/00        6.5x           7.5x            8.5x         6/30/00         6.5x     7.5x     8.5x
        --------    -----------    --------       --------        --------      --------        ------   ------   -----
          12.0%          $81.8       $271.0         $312.7          $354.4      ($114.3)        $238.5   $280.2   $321.9
          14.0%          $76.7       $248.0         $286.2          $324.4      ($114.3)        $210.5   $248.7   $286.8
          16.0%          $72.1       $227.4         $262.4          $297.4      ($114.3)        $185.2   $220.2   $255.2

                                                                                Discount       Implied equity valuation per share
                                                                                  rate          6.5x          7.5x         8.5x
                                                                                --------       ------        ------       ------
                                                                                  12.0%        $10.01        $11.50       $12.99
                                                                                  14.0%         $9.01        $10.38       $11.74
                                                                                  16.0%         $8.11         $9.36       $10.61


Based on discussions with SATURN management utilizing a WACC based on current
SATURN capital structure and selected public companies' betas.

Projected 6-year revenue CAGR of 0.0% vs. a historical 3-year revenue CAGR of
(0.9%)

Projected 2005 EBITDA margin of 11.7% vs. a LTM EBITDA margin (excluding restructuring charges) of 8.1%

Profitability targets predicated on moderate success of restructuring program and implementation of a global IT system.

------------------------
Source: Based on discussions with SATURN management.
Note: Excludes Parker Bath division.
(a) Assumes a 40.0% tax rate.


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                                                                             40

SECTION 8

Appendix










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


Overview of the acquirors









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

OVERVIEW OF VESTAR CAPITAL PARTNERS


- Leading investment firm specializing in management buyouts, recapitalizations and growth capital investments

-   Firm founded in 1988 by members of First Boston's Management Buyout Group

- Currently manages a committed equity capital pool of approximately $4 billion with the ability to invest as much as $500 million in any transaction

- Since the firm's founding, Vestar Capital Partners has completed over 30 investments with a total value of approximately $10 billion

- Historical and current health care investments include: Sheridan Healthcare, Super D Drugs and Aearo Corporation



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                                                                              43

OVERVIEW OF PARK AVENUE EQUITY PARTNERS, L.P.


- Park Avenue Equity Partners, L.P. focuses on equity and equity-linked investments in middle-market companies

- Park Avenue Equity Partners, L.P. manages a $100 million private equity fund

- Park Avenue Equity Partners, L.P. targets North American companies with annual revenues between $25 million to $250 million

- Investment size typically ranges from $10 million to $25 million of equity plus co-investment

- Current portfolio companies include: Systech Retail Systems, Premier Health Exchange LLC / Medibuy.com, W.R. Hambrecht + Co. and Netrex Capital Group


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                                                                             44

Selected public companies










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

SELECTED PUBLIC COMPANIES
($ in millions, except per share data)

                                                                                      Valuation Benchmarks
                                                                 ------------------------------------------------------------------
                                     Market Statistics              Enterprise Value as
                             -------------------------------         a Multiple of LTM            Equity Value as a Multiple of
                             Stock Price   Equity   Enterprise   -------------------------   --------------------------------------
Company                       10/13/00     Value      Value      Revenues   EBITDA    EBIT   Trailing EPS  Cal '00 EPS  Cal '01 EPS
--------------------         -----------  --------  ----------   --------   ------   ------  ------------  -----------  -----------
Arrow International, Inc.       $37.47      $834.5      $893.5     2.8 x     9.6 x   12.2 x      17.8 x       16.7 x        15.4 x
CONMED Corporation              $14.38      $220.6      $597.4     1.5 x     5.9 x    8.0 x       8.5 x       10.9 x         9.2 x
Hillenbrand Industries, Inc.    $44.25    $2,767.0    $2,922.0     1.4 x     9.2 x   13.3 x      21.4 x       18.0 x        16.0 x
Invacare Corporation            $29.63      $936.6    $1,351.1     1.4 x     9.9 x   12.7 x      16.9 x       14.9 x        12.9 x
Respironics, Inc.               $18.94      $649.3      $739.2     2.0 x     9.8 x   14.9 x      21.1 x       19.7 x        16.2 x
-----------------------------------------------------------------------------------------------------------------------------------
MEAN:                                                              1.8 x     8.9 x   12.2 x      17.1 x       16.0 x        14.0 x
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
SATURN(1)                        $6.38      $148.9      $263.1     0.4 x     5.2 x   10.3 x      21.1 x       20.2 x        13.4 x
-----------------------------------------------------------------------------------------------------------------------------------


                                                    Growth Rates
                              --------------------------------------------------------------------            Margins (LTM)
                                  3-year CAGR(2)       Projected Calendar Year EPS                  ------------------------------
                              --------------------  ---------------------------------  2001 P/E to  Gross                   Net
Company                       Revenues  Net Income  1999 - 2000  2000 - 2001  I/B/E/S  Growth Rate  Margin  EBITDA   EBIT   Income
-------------------------     --------  ----------  -----------  -----------  -------  -----------  ------  ------  ------  ------
Arrow International, Inc.         9.7%        9.4%        61.9%         8.6%    13.2%       116.7%   53.1%   29.5%   23.1%   15.1%
CONMED Corporation               64.2%       31.1%       -25.4%        18.2%    14.3%        64.4%   52.2%   25.9%   19.0%    6.7%
Hillenbrand Industries, Inc.      7.4%       -2.9%        10.6%        11.9%    11.8%       136.0%   37.4%   15.8%   10.9%    6.6%
Invacare Corporation             15.9%       11.8%        20.6%        15.1%    15.3%        84.6%   31.4%   14.0%   11.0%    5.5%
Respironics, Inc.                 2.3%        6.2%         3.8%        21.9%    16.3%        99.3%   46.6%   20.5%   13.4%    7.3%
-----------------------------------------------------------------------------------------------------------------------------------
MEAN:                            19.9%       11.1%        14.3%        15.1%    14.2%       100.2%   44.1%   21.2%   15.5%    8.2%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
SATURN(1)                        -0.9%      -36.2%       -48.8%        50.8%    10.0%       134.2%   30.2%    8.1%    4.1%    1.1%
-----------------------------------------------------------------------------------------------------------------------------------

------------------------
(1) Calendar 2000 and 2001 EPS and growth rate based on I/B/E/S estimates. Excludes Parker Bath division. Outstanding shares and options per SATURN management as of 10/1/00.
(2) Represents historical fiscal year information as reported excluding non-recurring charges.




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                                                                              46

SELECTED PUBLIC COMPANIES
($ in millions, except per share data)

                                              Market Statistics                                    Balance Sheet Data
                            ======================================================   ============================================
                            Stock Price    52-Week      Price Change  Price as a %    Cash and     Total
                                        -------------
Company                     10/13/00     High    Low      12 Months    of High       Equivalents   Assets   Total Debt  Book Value
--------------------------- --------    ------  ------  ------------- -------------  ----------- ---------  ----------  ----------
Arrow International, Inc.    $37.47     $40.13  $25.44       41.4%      93.4%          $3.9        $383.0      $63.0       $279.5
CONMED Corporation           $14.38     $32.00  $12.00      -46.8%      44.9%          $3.4        $669.6     $380.2       $222.4
Hillenbrand Industries, Inc. $44.25     $46.38  $27.06       60.2%      95.4%        $206.0      $4,473.0     $361.0       $758.0
Invacare Corporation         $29.63     $32.50  $17.44       37.8%      91.2%         $16.4        $954.9     $430.9       $335.4
Respironics, Inc.            $18.94     $19.13   $7.50      122.0%      99.0%         $19.6        $353.0     $109.5       $191.1

----------------------------------------------------------------------------------------------------------------------------------
Mean:                                                        42.9%      84.8%
----------------------------------------------------------------------------------------------------------------------------------
SATURN(1)                     $6.38      $7.13   $3.75       10.9%      89.5%         $34.9        $524.4     $149.1       $248.0
----------------------------------------------------------------------------------------------------------------------------------

                                          Operating Data (LTM)            EPS Estimates               Capitalization
                             ===========================================  =============== =========================================
                                        Gross                      Net        Calendar    Total Debt/   Total Debt/     Total Debt/
                                                                          --------------
Company                      Revenues   Profit   EBITDA   EBIT    Income   2000     2001  Book Value    Capitalization   EBITDA
-------------------------    --------  -------- -------- ------- --------  ------- ------ ------------  --------------- -----------
Arrow International, Inc.      $316.3    $168.0   $93.5    $73.0   $47.7    $2.24   $2.43    22.5%           18.4%           0.7 x
CONMED Corporation             $390.2    $203.7  $101.2    $74.3   $26.2    $1.32   $1.56   171.0%           63.1%           3.8 x
Hillenbrand Industries, Inc. $2,024.0    $756.0  $319.0   $220.0  $132.8    $2.47   $2.76    47.6%           32.3%           1.1 x
Invacare Corporation           $970.5    $304.9  $135.9   $106.6   $53.8    $1.99   $2.29   128.5%           56.2%           3.2 x
Respironics, Inc.              $368.2    $171.7   $75.6    $49.5   $27.0    $0.96   $1.17    57.3%           36.4%           1.4 x

-----------------------------------------------------------------------------------------------------------------------------------
Mean:                                                                                        85.4%           41.3%           2.0 x
-----------------------------------------------------------------------------------------------------------------------------------
SATURN(1)                      $628.0    $189.9   $50.9    $25.7    $6.8    $0.32   $0.48    60.1%           37.5%           2.9 x
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------
 (1) Calendar 2000 and 2001 EPS and growth rate based on I/B/E/S estimates. Excludes Parker Bath division.



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                                                                            47

SELECTED MEDICAL DEVICE AND EQUIPMENT TRANSACTIONS






[LOGO OF DEUTSCHE BANC ALEX. BROWN]

SELECTED MEDICAL DEVICE AND EQUIPMENT TRANSACTIONS
($ in thousands)

                                                                         Enterprise Purchase Price
                                                  Equity    Enterprise     as a Multiple of LTM:
                                                                         --------------------------
Date       Target                                Purchase    Purchase
Ann.           Acquiror                           Price      Price (a)   Revenue   EBITDA    EBIT
---------- ----------------------------------    --------   ----------   -------  -------    ------
07/01/1999 Scandinavian Mobility (b)             $145,045    $136,281     1.1 x    9.4 x      11.8 x
               Invacare Corporation
10/07/1997 Bear Medical (Allied Healthcare) (c)   $37,500     $37,500     1.3 x       NA          NA
               Thermo Electron Corporation
10/03/1997 Kinetic Concepts, Inc. (d)            $856,583    $818,707     2.9 x    9.9 x      13.3 x
           Richard C. Blum and Fremont Partners
09/08/1997 Fuqua Enterprises, Inc.               $176,800    $230,711     1.0 x   13.6 x      18.0 x
           Graham-Field Health Products, Inc.
09/04/1997 Tecnol Medical Products Inc.          $407,758    $407,814     2.7 x   11.4 x      14.2 x
               Kimberly Clark Corp.
09/10/1996 Aequitron Medical, Inc.                $59,746     $58,891     1.5 x   11.9 x      15.7 x
           Nellcor Puritan Bennett, Inc.
08/26/1996 LIFECARE International, Inc.           $50,000     $62,300     1.9 x    9.9 x      15.2 x
               Respironics, Inc.
08/14/1996 Everest & Jennings International Ltd.  $20,150    $106,885     1.5 x       NM          NM
               Graham-Field Health Products, Inc.
07/27/1995 Bird Medical Technologies, Inc. (e)    $61,692     $76,998     1.5 x   13.4 x      21.4 x
               Thermo Electron Corporation
03/01/1995 Corona SA                              $36,332     $38,730     1.2 x       NA       7.9 x
               Sunrise Medical Inc.

                                  ------------------------------------------------------------------
                                  Mean:          $185,161    $197,482     1.7 x   11.4 x      14.7 x
                                  Median:         $61,692     $91,942     1.5 x   11.4 x      14.7 x
                                  ------------------------------------------------------------------
                                  Low:            $20,150     $37,500     1.0 x    9.4 x       7.9 x
                                  High:          $856,583    $818,707     2.9 x   13.6 x      21.4 x
                                  ------------------------------------------------------------------

                                                              Equity Purchase Price
                                                                 as a Multiple of:               Premium to Market
                                                 -----------------------------------------    ----------------------
Date       Target                                  Trailing         Forward         Book          Day       Month
Ann.           Acquiror                           Net Income       Net Income       Value        Prior      Prior
---------- ----------------------------------    ------------     -----------      -------      -------    -------
07/01/1999 Scandinavian Mobility (b)                  17.0 x             NA          3.5 x        40.1%      78.0%
               Invacare Corporation
10/07/1997 Bear Medical (Allied Healthcare) (c)           NA             NA             NA           NA         NA
               Thermo Electron Corporation
10/03/1997 Kinetic Concepts, Inc. (d)                 20.4 x         18.7 x          3.8 x         3.4%       2.7%
           Richard C. Blum and Fremont Partners
09/08/1997 Fuqua Enterprises, Inc.                    26.1 x             NA          1.9 x        42.3%      69.6%
           Graham-Field Health Products, Inc.
09/04/1997 Tecnol Medical Products Inc.               23.5 x         16.9 x          3.0 x        -9.0%      -8.0%
               Kimberly Clark Corp.
09/10/1996 Aequitron Medical, Inc.                    24.8 x         19.9 x          3.6 x        22.9%      48.3%
           Nellcor Puritan Bennett, Inc.
08/26/1996 LIFECARE International, Inc.               28.0 x         18.5 x             NA           NA         NA
               Respironics, Inc.
08/14/1996 Everest & Jennings International Ltd.          NM             NA             NM           NM         NM
               Graham-Field Health Products, Inc.
07/27/1995 Bird Medical Technologies, Inc. (e)        40.1 x         25.8 x          3.3 x        39.5%      89.5%
               Thermo Electron Corporation
03/01/1995 Corona SA                                  11.4 x             NA          5.0 x           NA         NA
               Sunrise Medical Inc.

                                  ---------------------------------------------------------------------------------
                                  Mean:               23.9 x         20.0 x          3.4 x         23.2%      46.7%
                                  Median:             24.2 x         18.7 x          3.5 x         31.2%      58.9%
                                  ---------------------------------------------------------------------------------
                                  Low:                11.4 x         16.9 x          1.9 x         -9.0%      -8.0%
                                  High:               40.1 x         25.8 x          5.0 x         42.3%      89.5%
                                  ---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          (a) Defined as Equity Purchase Price plus debt less cash and cash equivalents.
          (b) Source: Wall Street research. No public transaction SEC documents available.
          (c) Source: Press release dated 10/7/97.
          (d) One day and one month prior price as of 5/1/97 and 4/1/97, respectively.
          (e) Premiums based on prices one day prior and one month prior to original Thermo Electron bid on 06/09/95.


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                                                                             49

SELECTED MEDICAL DEVICE AND EQUIPMENT TRANSACTIONS
($ in thousands)

                                                     Equity        Enterprise
 Date      Target                                   Purchase        Purchase              Margins                 3-year CAGR (b)
                                                                                 ---------------------------   --------------------
 Ann.           Acquiror                              Price         Price (a)     EBITDA    EBIT  Net Income   Revenues  Net Income
---------- ------------------------------           --------       -----------   -------  ------- ----------   --------  ----------
07/01/1999 Scandinavian Mobility (c)                $145,045        $136,281       11.8%    9.4%       6.9%      -9.8%      -19.6%
              Invacare Corporation
10/07/1997 Bear Medical (Allied Healthcare) (d)      $37,500         $37,500          NA      NA         NA         NA          NA
              Thermo Electron Corporation
10/03/1997 Kinetic Concepts, Inc.                   $856,583        $818,707       28.8%   21.4%      14.7%       0.0%       67.4%
              Richard C. Blum and Fremont Partners
09/08/1997 Fuqua Enterprises, Inc.                  $176,800        $230,711        7.7%    5.8%       3.0%      24.0%       17.4%
              Graham-Field Health Products, Inc.
09/04/1997 Tecnol Medical Products Inc.             $407,758        $407,814       23.8%   19.1%      11.5%       9.4%       -1.6%
              Kimberly Clark Corp.
09/10/1996 Aequitron Medical, Inc.                   $59,746         $58,891       12.9%    9.7%       6.3%      20.9%       73.2%
              Nellcor Puritan Bennett, Inc.
08/26/1996 LIFECARE International, Inc.              $50,000         $62,300       19.1%   12.4%       5.4%       9.1%        4.1%
              Respironics, Inc.
08/14/1996 Everest & Jennings International Ltd.     $20,150        $106,885          NM      NM         NM     -11.1%          NM
              Graham-Field Health Products, Inc.
07/27/1995 Bird Medical Technologies, Inc.           $61,692         $76,998       11.0%    6.9%        3.0%     10.8%          NM
              Thermo Electron Corporation
03/01/1995 Corona SA                                 $36,332         $38,730          NA   15.6%       10.2%        NA          NA
              Sunrise Medical Inc.

                                       --------------------------------------------------------------------------------------------
                                       Mean:        $185,161        $197,482        16.4%  12.5%       7.6%       6.7%        23.5%
                                       Median:       $60,719         $91,942        12.9%  11.1%       6.6%       9.3%        10.8%
                                       --------------------------------------------------------------------------------------------
                                       Low:          $20,150         $37,500         7.7%   5.8%       3.0%     -11.1%       -19.6%
                                       High:        $856,583        $818,707        28.8%  21.4%      14.7%      24.0%        73.2%
                                       --------------------------------------------------------------------------------------------

           ---------------------------------------------------------------------
           (a) Defined as Equity Purchase Price plus debt less cash and cash equivalents.
           (b) Represents historical fiscal year information as reported excluding non-recurring charges before transaction occurred.
           (c) Source: Wall Street research. No public transaction SEC documents available.
           (d) Source: Press release dated 10/7/97.



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                                                                             50

Selected health care leveraged recapitalization transactions










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

SELECTED HEALTH CARE LEVERAGED RECAPITALIZATION TRANSACTIONS
($ IN THOUSANDS)

                                                                                         Enterprise Purchase Price
                                                       Equity       Enterprise             as a Multiple of LTM:
   Date                  Target                       Purchase       Purchase        ------------------------------------
   Ann.                 Acquiror                       Price         Price (a)       Revenue        EBITDA          EBIT
----------    -----------------------------------     --------      ----------       -------        ------         ------
09/14/1999    Alliance Imaging, Inc.                  $337,912        $886,411        3.0 x          6.9 x         12.1 x
                  Kohlberg Kravis Roberts & Co.
06/14/1999    Physicians Specialty Corp.              $100,951        $110,957        1.4 x          8.7 x         10.8 x
                  TA MergerCo Inc.
05/25/1999    Unilab Corporation                      $281,567        $378,155        1.7 x         10.8 x         13.8 x
                  Kelso & Company
03/25/1999    Sheridan Healthcare                      $66,265        $134,606        1.2 x          7.0 x          9.1 x
                  Vestar/Sheridan Holdings
03/12/1999    Team Health, Inc. (b)                   $325,700        $324,772        0.6 x          5.6 x          6.7 x
                  Madison Dearborn Partners, Inc.
03/03/1999    Concentra Managed Care, Inc.            $780,352        $998,799        1.6 x          8.7 x         11.2 x
                  WCAS (c)

                                      Mean:           $315,458        $472,283        1.6 x          8.0 x         10.6 x
                                      Median:         $303,634        $351,464        1.5 x          7.9 x         11.0 x
                                      Low:             $66,265        $110,957        0.6 x          5.6 x          6.7 x
                                      High:           $780,352        $998,799        3.0 x         10.8 x         13.8 x



                                                              Equity Purchase Price
                                                                as a Multiple of:                  Premium to Market
                                                       ------------------------------------    ------------------------
   Date                  Target                         Trailing       Forward        Book         Day          Month
   Ann.                 Acquiror                       Net Income     Net Income      Value       Prior         Prior
----------    -----------------------------------      ----------     ----------      -----      -------       --------
09/14/1999    Alliance Imaging, Inc.                      22.9 x            NA           NM       129.2%        140.4%
                  Kohlberg Kravis Roberts & Co.
06/14/1999    Physicians Specialty Corp.                  16.5 x        11.1 x        2.0 x        20.0%        21.7%
                  TA MergerCo Inc.
05/25/1999    Unilab Corporation                          20.6 x        15.5 x           NM        20.0%        46.3%
                  Kelso & Company
03/25/1999    Sheridan Healthcare                          9.8 x         9.3 x        1.3 x         8.8%        17.5%
                  Vestar/Sheridan Holdings
03/12/1999    Team Health, Inc. (b)                       12.9 x            NA        3.3 x           NA           NA
                  Madison Dearborn Partners, Inc.
03/03/1999    Concentra Managed Care, Inc.                18.4 x        17.9 x        3.3 x        41.9%        41.2%
                  WCAS (c)

                                      Mean:               16.9 x        13.4 x        2.5 x        44.0%        53.4%
                                      Median:             17.5 x        13.3 x        2.6 x        20.0%        41.2%
                                      Low:                 9.8 x         9.3 x        1.3 x         8.8%        17.5%
                                      High:               22.9 x        17.9 x        3.3 x       129.2%       140.4%


-------------------------
(a) Defined as Equity Purchase Price plus debt less cash and cash equivalents.
(b) Deal closed on March 12, 1999.
(c) Represents Welsh, Carson, Anderson & Stowe VIII, L.P.


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                                                                             52

SELECTED HEALTH CARE LEVERAGED RECAPITALIZATION TRANSACTIONS
($ in thousands)

                                                  Equity    Enterprise
  Date     Target                                Purchase   Purchase                  Margins                3- year CAGR (b)
                                                                         ------------------------------   ----------------------
  Ann.          Acquiror                          Price     Price (a)    EBITDA     EBIT     Net Income   Revenues   Net Income
---------- ---------------------------------     --------   -----------  -------   -------  -----------   --------- ------------
09/14/1999 Alliance Imaging, Inc.                $337,912    $886,411     43.6%     24.8%         5.0%       70.6%     -11.3%
               Kohlberg Kravis Roberts & Co.
06/14/1999 Physicians Specialty Corp.            $100,951    $110,957     16.6%     13.3%         7.9%        9.6%         NM
               TA MergerCo Inc.
05/25/1999 Unilab Corporation                    $281,567    $378,155     15.4%     12.1%         6.0%        2.9%         NM
               Kelso & Company
03/25/1999 Sheridan Healthcare                    $66,265    $134,606     16.9%     13.1%         6.0%       10.4%       44.0%
               Vestar/Sheridan Holdings
03/12/1999 Team Health, Inc. (c)                 $325,700    $324,772     10.6%      8.9%         4.6%        9.1%       10.0%
               Madison Dearborn Partners, Inc.
03/03/1999 Concentra Managed Care, Inc.          $780,352    $998,799     18.6%     14.4%         6.9%       28.6%       21.7%
               WCAS (d)

                                     ------------------------------------------------------------------------------------------
                                     Mean:       $315,458    $472,283      20.3%    14.4%         6.1%       21.9%       16.1%
                                     Median:     $303,634    $351,464      16.8%    13.2%         6.0%       10.0%       15.9%
                                     ------------------------------------------------------------------------------------------
                                     Low:         $66,265    $110,957      10.6%     8.9%         4.6%        2.9%      -11.3%
                                     High:       $780,352    $998,799      43.6%    24.8%         7.9%       70.6%       44.0%
                                     ------------------------------------------------------------------------------------------

            -------------------------------------------------------------------
            (a) Defined as Equity Purchase Price plus debt less cash and cash equivalents.
            (b) Represents historical fiscal year information as reported excluding non-recurring charges before transaction occurred.
            (c) Deal closed on March 12, 1999.
            (d) Represents Welsh, Carson, Anderson & Stowe VIII, L.P.



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                                                                             53